                           FIRST AMENDMENT TO AMENDED
                    AND RESTATED REVOLVING CREDIT AGREEMENT


         First Amendment to Amended and Restated Revolving Credit Agreement (this "Amendment"), dated as of June 30, 1995, in respect of and to that certain Amended and Restated Revolving Credit Agreement, dated as of November 4, 1994 (as amended by this Amendment and as the same shall have been heretofore or shall be hereafter amended, modified or supplemented, the "Credit Agreement", and the terms defined therein and not otherwise defined herein being used herein as therein defined), among Geneva Steel Company, a Utah corporation (the "Borrower"), the lenders party thereto (the "Lenders"), Citibank, N.A., as Issuer (the "Issuer") and Citicorp USA, Inc., as Agent for the Lenders (the "Agent").

                             W I T N E S S E T H :

         WHEREAS, the Borrower has requested that the Credit Agreement be amended in certain respects; and

         WHEREAS, the Lenders, the Issuer and the Agent are willing to amend the Credit Agreement but only on the terms and subject to the conditions set forth herein;

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

         SECTION 1. Amendments to Credit Agreement. Subject to and upon the satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

         (a) The definition of the term "Applicable Base Rate Margin" set forth in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

                 "'Applicable Base Rate Margin' means 1.75%; provided, however, that if the Agent shall have received from the Borrower financial and other information (which information shall be delivered to the Agent within 45 days after the end of each Fiscal Quarter), satisfactory in form and substance to the Agent, establishing that the Borrower achieved (a) a ratio of EBITDA for the rolling 12-month period ended on the last day of the immediately preceding Fiscal Quarter to Cash Interest Expense for such 12- month period of at least the ratios set forth for the Fiscal Quarters below and (b) the cumulative Cash Flow (exclusive of Capital Expenditures) for the period commencing September 30, 1994 through and as of December 31, 1995 and each quarter thereafter, then, commencing on the first day of the month next succeeding the delivery of such information, the Applicable Base Rate Margin shall be decreased for the three-month period commencing on such day to 1.25%; provided further, however, that if the Agent shall have received from the Borrower financial and other information (which information shall be delivered to the Agent within 45 days after the end of each Fiscal Quarter), satisfactory in form and substance to the Agent, establishing that the Borrower achieved a ratio of EBITDA for the rolling 12-month period ended on the last day of the immediately preceding Fiscal Quarter to Cash Interest Expense for such 12-month period of at least 3.60 to 1.00, and the Borrower has achieved the tests set forth in clause (b) above, then, commencing on the first day of the month next succeeding the delivery of such information (but not prior to July 1, 1995), the Applicable Base Rate Margin shall be reduced for the three-month period commencing on such day to 1.00%; provided further, however, that notwithstanding the foregoing if the Agent shall have received from the Borrower financial and other information (which information shall be delivered to the Agent within 45 days after the end of each Fiscal Quarter), establishing that the Borrower did not achieve (a) a ratio of EBITDA for the rolling 12-month period ended on the last day of the immediately preceding Fiscal Quarter to Cash Interest Expense for such 12-month period of at least the ratios set forth for the Fiscal Quarters below and (b) the cumulative Cash Flow (exclusive of Capital Expenditures) for the period commencing September 30, 1994 through and as of December 31, 1995 and each quarter thereafter, then, commencing on the first day of the month next succeeding the delivery of such information, the Applicable Base Rate Margin shall be increased for the three-month period commencing on such day to 1.75%.

For the Fiscal            EBITDA to Cash
Quarter Ending            Interest Expense Ratio                Cash Flow
- ---------------           ----------------------                ---------
December 31, 1995                 2.75:1.0                      $  70,000,000
March 31, 1996                    2.75:1.0                      $  90,000,000
June 30, 1996                     2.75:1.0                      $ 130,000,000
September 30, 1996                3.00:1.0                      $ 155,000,000
December 31, 1996                 3.00:1.0                      $ 180,000,000
March 31, 1997                    3.00:1.0                      $ 190,000,000
June 30, 1997                     3.00:1.0                      $ 210,000,000
September 30, 1997                3.00:1.0                      $ 225,000,000
December 31, 1997                 3.00:1.0                      $ 260,000,000
March 31, 1998                    3.00:1.0                      $ 275,000,000
June 30, 1998                     3.00:1.0                      $ 290,000,000
September 30, 1998                3.00:1.0                      $ 305,000,000

December 31, 1998                 3.00:1.0                      $ 325,000,000
March 31, 1999                    3.00:1.0                      $ 325,000,000"

         (b) The definition of the term "Applicable Eurodollar Rate Margin" set forth in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

                 "'Applicable Eurodollar Rate Margin' means 3.00%; provided, however, that if the Agent shall have received from the Borrower financial and other information (which information shall be delivered to the Agent within 45 days after the end of each Fiscal Quarter), satisfactory in form and substance to the Agent, establishing that the Borrower achieved (a) a ratio of EBITDA for the rolling 12-month period ended on the last day of the immediately preceding Fiscal Quarter to Cash Interest Expense for such 12-month period of at least the ratios set forth for the Fiscal Quarters below and (b) the cumulative Cash Flow (exclusive of Capital Expenditures) for the period commencing September 30, 1994 through and as of December 31, 1995 and each quarter thereafter, then, commencing on the first day of the month next succeeding the delivery of such information, the Applicable Eurodollar Rate Margin shall be decreased for the three-month period commencing on such day to 2.50%; provided further, however, that if the Agent shall have received from the Borrower financial and other information (which information shall be delivered to the Agent within 45 days after the end of each Fiscal Quarter), satisfactory in form and substance to the Agent, establishing that the Borrower achieved a ratio of EBITDA for the rolling 12-month period ended on the last day of the immediately preceding Fiscal Quarter to Cash Interest Expense for such 12-month period of at least
3.60 to 1.00, and the Borrower has achieved the tests set forth in clause (b) above, then, commencing on the first day of the month next succeeding the delivery of such information (but not prior to July 1, 1995), the Applicable Eurodollar Rate Margin shall be reduced for the three-month period commencing on such day to 2.25%; provided further, however, that notwithstanding the foregoing if the Agent shall have received from the Borrower financial and other information (which information shall be delivered to the Agent within 45 days after the end of each Fiscal Quarter), establishing that the Borrower did not achieve (a) a ratio of EBITDA for the rolling 12-month period ended on the last day of the immediately preceding Fiscal Quarter to Cash Interest Expense for such 12-month period of at least the ratios set forth for the Fiscal Quarters below and (b) the cumulative Cash Flow (exclusive of Capital Expenditures) for the period commencing September 30, 1994 through and as of December 31, 1995 and each quarter thereafter, then, commencing on the first day of the month next succeeding the delivery of such information, the Applicable Eurodollar

Rate Margin shall be increased for the three-month period commencing on such day to 3.00%.

For the Fiscal            EBITDA to Cash
Quarter Ending            Interest Expense Ratio            Cash Flow
- ---------------           ----------------------            ---------
December 31, 1995                 2.75:1.0                  $  70,000,000
March 31, 1996                    2.75:1.0                  $  90,000,000
June 30, 1996                     2.75:1.0                  $ 130,000,000
September 30, 1996                3.00:1.0                  $ 155,000,000
December 31, 1996                 3.00:1.0                  $ 180,000,000
March 31, 1997                    3.00:1.0                  $ 190,000,000
June 30, 1997                     3.00:1.0                  $ 210,000,000
September 30, 1997                3.00:1.0                  $ 225,000,000
December 31, 1997                 3.00:1.0                  $ 260,000,000
March 31, 1998                    3.00:1.0                  $ 275,000,000
June 30, 1998                     3.00:1.0                  $ 290,000,000
September 30, 1998                3.00:1.0                  $ 305,000,000
December 31, 1998                 3.00:1.0                  $ 325,000,000
March 31, 1999                    3.00:1.0                  $ 325,000,000"

         (c)  The definition of the term "Tangible Net Worth" set forth in
Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

                 "'Tangible Net Worth' of any Person means, at any date, the Net Worth of such Person at such date, excluding, however, (a) from the determination of the Total Assets of such Person at such date (to the extent the same are included in the determination of Total Assets and without duplication), (i) all goodwill, organizational expenses, research and development expenses, trademarks, trade names, copyrights, patents, patent applications, licenses and rights in any thereof, and other similar intangibles, (ii) all deferred charges or unamortized debt discount and expense, (iii) all reserves carried and not deducted from assets or carried as a liability, (iv) treasury stock and capital stock of such Person and its Restricted Subsidiaries, and all obligations or other securities of, or capital contributions to, or investments in or advances or loans to, any Unrestricted Subsidiary of such Person or any of its Subsidiaries, (v) securities which are not readily marketable, (vi) cash held in a sinking or other analogous fund established for the purpose of redemption, retirement, defeasance or prepayment of any Stock,

         (vii) any write-up in the book value of any asset resulting from a revaluation thereof, and (viii) any items not included in clauses (i) through (vii) above which are treated as intangibles in conformity with GAAP, and (b) the carrying value of all outstanding Preferred Stock."

         (d) Section 2.16(m)(i) of the Credit Agreement is amended in its entirety as follows:

                 "(i) to the Agent for the ratable benefit of each Lender who has purchased or has been deemed to have purchased participations in the Letters of Credit, an administrative fee equal to 2.75% of the maximum amount available from time to time to be drawn under such Letter of Credit, computed monthly in arrears on the first day of each month and on the termination of such Letter of Credit, and calculated on the basis of a 360-day year and the actual number of days elapsed, which amounts shall, without further action on the part of the Borrower, be added to the outstanding principal amount of the Revolving Credit Loans as Base Rate Loans; provided, however, that if the Agent shall have received from the Borrower financial and other information (which information shall be delivered to the Agent within 45 days after the end of each Fiscal Quarter), establishing that the Borrower achieved (a) a ratio of EBITDA for the rolling 12-month period ended on the last day of the immediately preceding Fiscal Quarter to Cash Interest Expense for such 12-month period of at least the ratios set forth for the Fiscal Quarters below and (b) the cumulative Cash Flow (exclusive of Capital Expenditures) for the period commencing September 30, 1994 through and as of December 31, 1995 and each quarter thereafter, then, commencing on the first day of the month next succeeding the delivery of such information, such administrative fee shall be decreased for the three-month period commencing on such day to 2.25%; provided further, however, that if the Agent shall have received from the Borrower financial and other information (which information shall be delivered to the Agent within 45 days after the end of each Fiscal Quarter), satisfactory in form and substance to the Agent, establishing that the Borrower achieved a ratio of EBITDA for the rolling 12-month period ended on the last day of the immediately preceding Fiscal Quarter to Cash Interest Expense for such 12-month period of at least 3.60 to 1.00, and the Borrower has achieved the tests set forth in clause (b) above, then, commencing on the first day of the month next succeeding the delivery of such information (but not prior to July 1, 1995), the administrative fee shall be reduced for the three-month period commencing on such day to 2.00%; provided further, however, that notwithstanding the foregoing if the Agent shall have received from the Borrower financial and other information (which information shall be delivered to the Agent within 45 days after the end of each Fiscal Quarter), establishing that the Borrower did not achieve (a) a ratio of EBITDA for the rolling 12-month period ended on the last day of the immediately preceding Fiscal Quarter to Cash Interest Expense for such 12-month period of at least the ratios set forth for the Fiscal Quarters below and (b) the cumulative Cash Flow (exclusive of Capital Expenditures) for the period commencing September 30, 1994 through and as of December 31, 1995 and each quarter thereafter, then, commencing on the first day of the month next succeeding the delivery of such information, such administrative fee shall be increased for the three-month period commencing on such day to 2.75%.

For the Fiscal            EBITDA to Cash
Quarter Ending            Interest Expense Ratio            Cash Flow
- ---------------           ----------------------            ---------
December 31, 1995                 2.75:1.0                  $  70,000,000
March 31, 1996                    2.75:1.0                  $  90,000,000
June 30, 1996                     2.75:1.0                  $ 130,000,000
September 30, 1996                3.00:1.0                  $ 155,000,000
December 31, 1996                 3.00:1.0                  $ 180,000,000
March 31, 1997                    3.00:1.0                  $ 190,000,000
June 30, 1997                     3.00:1.0                  $ 210,000,000
September 30, 1997                3.00:1.0                  $ 225,000,000
December 31, 1997                 3.00:1.0                  $ 260,000,000
March 31, 1998                    3.00:1.0                  $ 275,000,000
June 30, 1998                     3.00:1.0                  $ 290,000,000
September 30, 1998                3.00:1.0                  $ 305,000,000
December 31, 1998                 3.00:1.0                  $ 325,000,000
March 31, 1999                    3.00:1.0                  $ 325,000,000"

         (e) Section 5.1 of the Credit Agreement is amended to read in its entirety as follows:

                 "5.1. Maximum Leverage Ratio. The Borrower shall achieve a ratio of (a) the sum of (i) Total Liabilities plus (ii) the carrying value of all outstanding preferred stock issued by the Borrower and its Restrictive Subsidiaries, to (b) Tangible Net Worth not in excess of the ratio set forth below:

                 During Each Month
                 Ending on the Date
                 Set Forth Below                            Maximum Ratio
                 --------------------------                 -------------
                 June 30, 1995                              5.70:1.0
                 July 31, 1995                              5.70:1.0
                 August 31, 1995                            5.70:1.0
                 September 30, 1995                         5.65:1.0
                 October 31, 1995                           5.65:1.0
                 November 30, 1995                          5.65:1.0
                 December 31, 1995                          5.60:1.0
                 January 31, 1996                           5.60:1.0
                 February 29, 1996                          5.60:1.0
                 March 31, 1996                             5.60:1.0
                 April 30, 1996                             5.60:1.0
                 May 31, 1996                               5.60:1.0
                 June 30, 1996                              5.60:1.0
                 July 31, 1996                              5.60:1.0
                 August 31, 1996                            5.60:1.0
                 September 30, 1996                         5.50:1.0
                 October 31, 1996                           5.50:1.0
                 November 30, 1996                          5.50:1.0
                 December 31, 1996                          5.50:1.0
                 January 31, 1997                           5.50:1.0
                 February 28, 1997                          5.50:1.0
                 March 31, 1997                             5.40:1.0
                 April 30, 1997                             5.40:1.0
                 May 31, 1997                               5.40:1.0
                 June 30, 1997                              5.40:1.0
                 July 31, 1997                              5.40:1.0
                 August 31, 1997                            5.40:1.0
                 September 30, 1997                         5.20:1.0
                 October 31, 1997                           5.20:1.0
                 November 30, 1997                          5.20:1.0
                 December 31, 1997                          5.20:1.0
                 January 31, 1998                           5.20:1.0
                 February 28, 1998                          5.20:1.0
                 March 31, 1998                             5.10:1.0
                 April 30, 1998                             5.10:1.0

                 May 31, 1998                               5.10:1.0
                 June 30, 1998                              5.00:1.0
                 July 31, 1998                              5.00:1.0
                 August 31, 1998                            5.00:1.0
                 September 30, 1998                         4.80:1.0
                 October 31, 1998                           4.80:1.0
                 November 30, 1998                          4.80:1.0
                 December 31, 1998                          4.70:1.0
                 January 31, 1999                           4.70:1.0
                 February 28, 1999                          4.70:1.0
                 March 31, 1999 and thereafter              4.50:1.0"

         (f) Section 5.2 of the Credit Agreement is amended to read in its entirety as follows:

                 "5.2. Maintenance of Tangible Net Worth. The Borrower shall maintain, during each of the months set forth below, Tangible Net Worth no less than the sum of (a) the amounts set forth below plus (b) an amount equal to 75% of the net proceeds received by the Borrower from the sale of its Stock since the date hereof:

                 During Each Month
                 Ending on the Date                       Minimum
                 Set Forth Below                          Amount
                 ------------------                       ------
                 June 30, 1995                            $ 92,000,000
                 July 31, 1995                            $ 92,000,000
                 August 31, 1995                          $ 92,000,000
                 September 30, 1995                       $ 93,000,000
                 October 31, 1995                         $ 93,000,000
                 November 30, 1995                        $ 93,000,000
                 December 31, 1995                        $ 95,000,000
                 January 31, 1996                         $ 95,000,000
                 February 29, 1996                        $ 95,000,000
                 March 31, 1996                           $ 97,500,000
                 April 30, 1996                           $ 97,500,000
                 May 31, 1996                             $ 97,500,000
                 June 30, 1996                            $100,000,000
                 July 31, 1996                            $100,000,000

                 August 31, 1996                          $100,000,000
                 September 30, 1996                       $102,500,000
                 October 31, 1996                         $102,500,000
                 November 30, 1996                        $102,500,000
                 December 31, 1996                        $105,000,000
                 January 31, 1997                         $105,000,000
                 February 28, 1997                        $105,000,000
                 March 31, 1997                           $107,500,000
                 April 30, 1997                           $107,500,000
                 May 31, 1997                             $107,500,000
                 June 30, 1997                            $110,000,000
                 July 31, 1997                            $110,000,000
                 August 31, 1997                          $110,000,000
                 September 30, 1997                       $113,500,000
                 October 31, 1997                         $113,500,000
                 November 30, 1997                        $113,500,000
                 December 31, 1997                        $115,000,000
                 January 31, 1998                         $115,000,000
                 February 28, 1998                        $115,000,000
                 March 31, 1998                           $117,500,000
                 April 30, 1998                           $117,500,000
                 May 31, 1998                             $117,500,000
                 June 30, 1998                            $120,000,000
                 July 31, 1998                            $120,000,000
                 August 31, 1998                          $120,000,000
                 September 30, 1998                       $122,500,000
                 October 31, 1998                         $122,500,000
                 November 30, 1998                        $122,500,000
                 December 31, 1998                        $130,000,000
                 January 31, 1999                         $130,000,000
                 February 28, 1999                        $130,000,000
                 March 31, 1999 and thereafter            $135,000,000"

         (g) Section 5.3 of the Credit Agreement is amended to read in its entirety as follows:

                 "5.3. Capital Expenditures. The Borrower shall not make cumulative Capital Expenditures for the period from September 30, 1994 through the date set forth below in excess of the amount set forth below:

                                                            Maximum Amount of
                 During the                                 Cumulative Capital
                 Period Ending                              Expenditures
                 --------------                             ------------------
                 June 30, 1995                              $ 50,000,000
                 July 31, 1995                              $ 55,000,000
                 August 31, 1995                            $ 60,000,000
                 September 30, 1995                         $ 65,000,000
                 October 31, 1995                           $ 85,000,000
                 November 30, 1995                          $ 85,000,000
                 December 31, 1995                          $ 85,000,000
                 January 31, 1996                           $ 97,000,000
                 February 29, 1996                          $ 97,000,000
                 March 31, 1996                             $ 97,000,000
                 April 30, 1996                             $103,000,000
                 May 31, 1996                               $103,000,000
                 June 30, 1996                              $103,000,000
                 July 31, 1996                              $110,000,000
                 August 31, 1996                            $110,000,000
                 September 30, 1996                         $110,000,000
                 October 31, 1996                           $120,000,000
                 November 30, 1996                          $120,000,000
                 December 31, 1996                          $120,000,000
                 January 31, 1997                           $130,000,000
                 February 28, 1997                          $130,000,000
                 March 31, 1997                             $130,000,000
                 April 30, 1997                             $141,000,000
                 May 31, 1997                               $141,000,000
                 June 30, 1997                              $141,000,000
                 July 31, 1997                              $152,000,000
                 August 31, 1997                            $152,000,000
                 September 30, 1997                         $152,000,000
                 October 31, 1997                           $165,000,000
                 November 30, 1997                          $165,000,000
                 December 31, 1997                          $165,000,000
                 January 31, 1998                           $175,000,000
                 February 28, 1998                          $175,000,000
                 March 31, 1998                             $175,000,000
                 April 30, 1998                             $185,000,000

                 May 31, 1998                               $185,000,000
                 June 30, 1998                              $185,000,000
                 July 31, 1998                              $195,000,000
                 August 31, 1998                            $195,000,000
                 September 30, 1998                         $195,000,000
                 October 31, 1998                           $210,000,000
                 November 30, 1998                          $210,000,000
                 December 31, 1998                          $210,000,000
                 January 31, 1999 and thereafter            $220,000,000

provided, however, that the Borrower may, in any calendar month, make Capital Expenditures in addition to those set forth above in an aggregate amount not in excess of the difference between (a) the Additional Discretionary Amount (to the extent not previously utilized pursuant to this proviso after September 30,
1994), and (b) the sum of (i) all cash Investments in Subsidiaries made by the Borrower from September 30, 1994 to the date of such determination (other than Investments made in Funding pursuant to the Securitization Documents and permitted under Section 7.6), plus (ii) all cash dividends paid and Indebtedness purchased, redeemed, prepaid, defeased or otherwise acquired for value or paid by the Borrower from September 30, 1994 to the date of such determination (other than purchases, redemptions, prepayments, defeasance, acquisitions for value or payments that are required payments or are specifically permitted by Sections 7.4(b)(i) through (v))."

         (h) Section 5.4 of the Credit Agreement is amended to read in its entirety as follows:

                 "5.4. Cash Flow. The Borrower's cumulative Cash Flow (exclusive of Capital Expenditures) for the period from September 30, 1994 through and as of each of the dates set forth below shall not be less than the amount set forth below:

                 Date                                       Minimum Cash Flow
                 ----                                       -----------------
                 June 30, 1995                              $ 30,000,000
                 July 31, 1995                              $ 30,000,000
                 August 31, 1995                            $ 40,000,000
                 September 30, 1995                         $ 45,000,000
                 October 31, 1995                           $ 55,000,000
                 November 30, 1995                          $ 60,000,000

                 December 31, 1995                          $ 65,000,000
                 January 31, 1996                           $ 65,000,000
                 February 29, 1996                          $ 70,000,000
                 March 31, 1996                             $ 70,000,000
                 April 30, 1996                             $ 80,000,000
                 May 31, 1996                               $ 85,000,000
                 June 30, 1996                              $ 95,000,000
                 July 31, 1996                              $ 95,000,000
                 August 31, 1996                            $ 95,000,000
                 September 30, 1996                         $105,000,000
                 October 31, 1996                           $105,000,000
                 November 30, 1996                          $105,000,000
                 December 31, 1996                          $130,000,000
                 January 31, 1997                           $130,000,000
                 February 28, 1997                          $130,000,000
                 March 31, 1997                             $140,000,000
                 April 30, 1997                             $140,000,000
                 May 31, 1997                               $140,000,000
                 June 30, 1997                              $150,000,000
                 July 31, 1997                              $150,000,000
                 August 31, 1997                            $150,000,000
                 September 30, 1997                         $160,000,000
                 October 31, 1997                           $160,000,000
                 November 30, 1997                          $160,000,000
                 December 31, 1997                          $170,000,000
                 January 31, 1998                           $170,000,000
                 February 28, 1998                          $170,000,000
                 March 31, 1998                             $180,000,000
                 April 30, 1998                             $180,000,000
                 May 31, 1998                               $180,000,000
                 June 30, 1998                              $190,000,000
                 July 31, 1998                              $190,000,000
                 August 31, 1998                            $190,000,000
                 September 30, 1998                         $210,000,000
                 October 31, 1998                           $220,000,000
                 November 30, 1998                          $220,000,000
                 December 31, 1998                          $220,000,000
                 January 31, 1999                           $235,000,000
                 February 28, 1999                          $235,000,000

                 March 31, 1999 and thereafter              $235,000,000"

         (i) Section 5.5 of the Credit Agreement is amended to read in its entirety as follows:

                 "5.5. EBITDA to Cash Interest Expense Ratio. (a) The Borrower shall achieve as of the last day of its Fiscal Quarter ending on June 30, 1995, determined on the basis of the three Fiscal Quarters ending on June 30, 1995, a ratio of (a) EBITDA for such period to (b) Cash Interest Expense for such period, not less than 2.20:1.00.

                 (b) The Borrower shall achieve as of the last day of each Fiscal Quarter commencing with the Fiscal Quarter ending September 30, 1995, determined on the basis of the four Fiscal Quarters ending on the date of determination, a ratio of (a) EBITDA for such period to
         (b) Cash Interest Expense for such period, not less than the ratio set forth below:

                 For the Fiscal                             Minimum
                 Quarter Ending                             Ratio Required
                 ---------------                            ---------------
                 September 30, 1995                         2.20:1.0
                 December 31, 1995                          2.20:1.0
                 March 31, 1996                             2.25:1.0
                 June 30, 1996                              2.25:1.0
                 September 30, 1996                         2.25:1.0
                 December 31, 1996                          2.25:1.0
                 March 31, 1997                             2.25:1.0
                 June 30, 1997                              2.30:1.0
                 September 30, 1997                         2.40:1.0
                 December 31, 1997                          2.40:1.0
                 March 31, 1998                             2.45:1.0
                 June 30, 1998                              2.45:1.0
                 September 30, 1998 and thereafter          2.50:1.0

         (j) Section 7.3(a) of the Credit Agreement is amended by substituting for "$5,000,000" in the next to last line of such Section, "$7,500,000".

         SECTION 2.  Conditions Precedent.

         2.1. This Amendment shall become effective (the "Effective Date") if and when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower, the Agent, the Issuer and the Majority Lenders, and the Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated as of the date hereof, in form and substance satisfactory to the Agent and in sufficient original copies for each Lender:

         (a) Certified copies of the resolutions of the Board of Directors of the Borrower, evidencing authorization of the Borrower to enter into this Amendment and the documents, transactions and matters contemplated hereby;

         (b) A certificate of the Secretary or an Assistant Secretary of the Borrower, certifying the names and true signatures of the officers of the Borrower authorized to execute and deliver this Amendment on behalf of the Borrower; and

         (c) A certificate, signed by a Responsible Officer of the Borrower, stating that the conditions specified in Section 2.2 hereof have been satisfied.

         2.2. The effectiveness of this Amendment is subject to the further conditions precedent that:

         (a) The execution and delivery by the Borrower of this Amendment are not enjoined, temporarily, preliminarily or permanently;

         (b) All costs and accrued and unpaid fees and expenses owing by the Borrower to the Agent or the Lenders, to the extent due and payable on or prior to the Effective Date, shall have been paid; and

         (c) The following statements shall be true and correct on the Effective Date:

                 (i) The representations and warranties of the Borrower in each Loan Document (after giving effect to this Amendment) and in this Amendment are correct and accurate on and as of the Effective Date, as though made on and as of the Effective Date; and

                 (ii) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

         SECTION 3. Representations and Warranties. In order to induce the Lenders, the Issuer and the Agent to enter into this Amendment, the Borrower represents and warrants to the Lenders, the Issuer and the Agent as follows:

         3.1. The execution, delivery and performance by the Borrower of this Amendment and each other document and instrument to be delivered hereunder:

         (a)  are within the Borrower's corporate powers;

         (b) have been duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders where required;

         (c) do not and will not (i) contravene its Articles of Incorporation, by-laws or other comparable governing documents, (ii) violate any Requirement of Law (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), or any order or decree of any court or Governmental Authority, (iii) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of the Borrower, or (iv) result in the creation or imposition of any Lien upon any of the property of the Borrower; and

         (d) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any Governmental Authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Agent, each of which is in full force and effect.

         3.2. This Amendment has been duly executed and delivered by the Borrower.

         3.3. This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

         SECTION 4.  Miscellaneous.

         4.1. This Amendment and the rights of the parties hereto shall be governed by, and construed in accordance with, the law of the State of New York. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         4.2. Any legal action or proceeding with respect to this Amendment or any document related hereto may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Amendment, the Borrower hereby accepts, and submits to, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         4.3. Nothing contained in this Section 4 shall affect the right of the Agent, the Issuer, any Lender or any holder of a Note to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

         4.4. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Amendment, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

         4.5. The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         4.6. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         4.7. Except as expressly amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by an officer thereunto duly authorized, as of the date first above written.


                                                   GENEVA STEEL COMPANY


                                                   By: /s/ DENNIS L. WANLASS
                                                      --------------------------
                                                   Name: Dennis L. Wanlass
                                                   Title: Vice President,
                                                   Treasurer and Chief
                                                   Financial Officer


                                                   CITICORP USA, INC.,
                                                   as Agent


                                                   By: /s/ KEITH R. KARAKO
                                                      --------------------------
                                                   Name: Keith R. Karako
                                                   Title: Attorney-in-Fact


                                                   CITICORP USA, INC.,
                                                   as Lender


                                                   By: /s/ KEITH R. KARAKO
                                                      --------------------------
                                                   Name: Keith R. Karako
                                                   Title: Attorney-in-Fact

                                                   CITIBANK, N.A.,
                                                   as Issuer


                                                   By: /s/ KEITH R. KARAKO
                                                      --------------------------
                                                   Name: Keith R. Karako
                                                   Title: Attorney-in-Fact

                                                   CORESTATES BANK, N.A.,
                                                   as Lender


                                                   By: /s/ MYRON LANDAU
                                                      --------------------------
                                                   Name:
                                                   Title: Vice President


                                                   BANK ONE, UTAH, N.A.,
                                                   as Lender


                                                   By:
                                                      --------------------------
                                                   Name:
                                                   Title: Vice President


                                                   FIRST SECURITY BANK
                                                   OF UTAH, N.A., as Lender


                                                   By: /s/ SCOTT M. EASTWOOD
                                                      --------------------------
                                                   Name:
                                                   Title: Vice President